SUPPLEMENT DATED JUNE 20, 2011
To the variable annuity prospectuses dated May 1, 2011, of:

Allianz VisionSM
Allianz ConnectionsSM
Allianz VisionSM New York
Allianz High Five®
Allianz High Five® L
Valuemark® II
Valuemark® IV

ISSUED BY

Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York
and Allianz Life Variable Account B or Allianz Life of NY Variable Account C (collectively, “Allianz Life”)

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

Subject to regulatory approval, Allianz Life expects to substitute shares of the PIMCO EqS Pathfinder Portfolio (“Pathfinder Portfolio”) for all shares of the Mutual Global Discovery Securities Fund (“Mutual Global Fund”) owned through variable insurance products issued by Allianz Life. The date of the substitution is anticipated to be July 22, 2011. After the substitution, shares of the replaced Investment Option will no longer be available through the Contracts. As indicated below, Institutional Class shares of the Pathfinder Portfolio will replace Class 1 shares of the Mutual Global Fund, and Advisor Class shares of the Pathfinder Portfolio will replace Class 2 shares of the Mutual Global Fund.

Replacement Investment Option (Adviser)	Share Classes	Replaced Investment Option (Adviser)	Share Classes
PIMCO EqS Pathfinder PortfolioTM (Pacific Investment Management Company LLC, or “PIMCO”)	Institutional Class Advisor Class	Mutual Global Discovery Securities Fund (Franklin Mutual Advisers, LLC)	Class 1 Class 2

PRO-002-0511